UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  April 26, 2011

INDEPENDENT BANK CORPORATION

(Exact name of registrant as

specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-7818 (Commission File Number)	38-2032782 (IRS Employer Identification No.)

230 West Main Street Ionia, Michigan (Address of principal executive office)	48846 (Zip Code)

Registrant's telephone number,

including area code:

(616) 527-5820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)                    Compensatory Arrangements of Certain Officers

At the Annual Meeting of Shareholders of Independent Bank Corporation (the “Company”) held on April 26, 2011, the Company’s shareholders approved an amendment to the Company's Long-Term Incentive Plan to extend the term of the plan for an additional 10 years and to make an additional 750,000 shares of the Company's common stock available for issuance under the plan.  Awards may be granted under the plan to directors, executive officers, and other employees of the Company or its subsidiaries.  A description of the material terms of the plan and the proposed amendment and a conformed copy of the plan, as amended, were included in the Company’s proxy statement filed with the Securities and Exchange Commission ("SEC") on March 17, 2011.

Item 5.07.       Submission of Matters to a Vote of Security Holders

At the Company's Annual Meeting of Shareholders held on April 26, 2011, the matters listed below were submitted to a vote of the shareholders through the solicitation of proxies.  The proposals are described in detail in the Company’s proxy statement, filed with the SEC on March 17, 2011.  The voting results are as follows:

Proposal 1:      Election of Directors

            The following individuals were elected to serve as directors of the Company to hold office until the 2014 Annual Meeting of Shareholders, under the terms of the Company's Bylaws:

Nominee	For	Withheld	Non-Votes
Stephen L. Gulis, Jr.	2,352,502	221,549	3,498,170
Terry L. Haske	2,333,684	240,367	3,498,170
Charles A. Palmer	2,328,735	245,316	3,498,170

Proposal 2:      Ratification of the Appointment of Independent Auditors

            The shareholders ratified the appointment of Crowe Horwath LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011.

For	Against	Abstain	Non-Votes
5,738,900	223,877	109,444	--

Proposal 3:      Advisory (Non-Binding) Vote on Executive Compensation

            The shareholders approved a proposed resolution approving the compensation of the Company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC.

For	Against	Abstain	Non-Votes
2,109,682	369,681	94,689	3,498,169

Proposal 4:      Amendment to the Company's Long-Term Incentive Plan

            The shareholders approved a proposal to amend the Company's Long-Term Incentive Plan to extend the plan for an additional 10 years and to make an additional 750,000 shares of the Company's common stock available for issuance under the plan.

For	Against	Abstain	Non-Votes
1,958,175	547,579	68,297	3,498,170

Proposal 5:      Authorization to Issue Up To 2,500,000 Additional Shares of Common Stock under an Equity Line Facility

            The shareholders approved a proposal to authorize the Company to issue up to 2,500,000 additional shares of its common stock under an equity line facility established with Dutchess Opportunity Fund, II, LP, as disclosed in more detail in the Company's proxy statement filed with the SEC on March 17, 2011.

For	Against	Abstain	Non-Votes
1,994,342	518,748	60,961	3,498,170

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 27, 2011	INDEPENDENT BANK CORPORATION (Registrant) /s/ Robert N. Shuster By: Robert N. Shuster Its: Executive Vice President and Chief Financial Officer